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                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


           AMENDMENT No. 1 dated as of July 16, 1997 to the Credit Agreement dated as of April 9, 1997 (the "Credit Agreement") among WOOLWORTH CORPORATION, the BANKS party thereto, the CO-AGENTS party thereto, NATIONSBANK, N.A., as Documentation Agent, and THE BANK OF NEW YORK, as LC Agent, Administrative Agent and Swingline Bank.

                           W I T N E S S E T H :

           WHEREAS, the parties hereto desire to amend Sections 5.07 and
     5.08 of the Credit Agreement;

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

           SECTION 2. Amendments. (a) The figure "$1,000,000,000" in
     Section 5.07 is changed to "$800,000,000."

           (b) Section 5.08 is amended to read in its entirety as follows:

           SECTION 5.08. Leverage Ratio. Total Borrowed Funds will not exceed (i) 77% of Total Capitalization at any time from the Effective Date through the end of Fiscal Year 1997, (ii) 75% of Total Capitalization at any time thereafter through the end of Fiscal Year 1998 or (iii) 70% of Total Capitalization at any time thereafter.

           SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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           SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this
       Amendment to be duly executed as of the date first above written.



                                      WOOLWORTH CORPORATION



                                      By: /s/ John H. Cannon
                                          ----------------------------------
                                          Title: Vice President - Treasurer



                                      MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK



                                      By: /s/ Penelope J. B. Cox
                                          ----------------------------------
                                          Title: Vice President



                                      NATIONSBANK, N.A.



                                      By: /s/ Marcus A. Boyer
                                          ----------------------------------
                                          Title: Senior Vice President



                                      THE BANK OF NEW YORK



                                      By: /s/ Howard F. Bascom, Jr.
                                          ----------------------------------
                                          Title: Vice President

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                                      THE BANK OF NOVA SCOTIA



                                      By: /s/ J. Alan Edwards
                                          ----------------------------------
                                          Title: Authorized Signatory




                                      BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY



                                      By: /s/ G. Stewart
                                          ----------------------------------
                                          Title: Senior Vice President & Manager




                                      TORONTO DOMINION (NEW YORK),
                                        INC.



                                      By: /s/ David G. Parker
                                          ----------------------------------
                                          Title: Vice President




                                      BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS
                                        ASSOCIATION



                                      By: /s/ Jody A. Pritchard
                                          ----------------------------------
                                          Title: Assistant Vice President

                                      COMMERZANK AG, NEW YORK
                                        AND/OR GRAND CAYMAN
                                        BRANCHES



                                      By: /s/ Subash R. Viswanathan
                                          ----------------------------------
                                          Title: Vice President



                                      By: /s/ A. Oliver Welsch-Lehmann
                                          ----------------------------------
                                          Title: Assistant Treasurer



                                      CREDIT LYONNAIS NEW YORK
                                        BRANCH



                                      By: /s/ Vladimir Labun
                                          ----------------------------------
                                          Title: First Vice President - Manager



                                      DEUTSCHE BANK AG, NEW YORK
                                        AND/OR CAYMAN ISLAND
                                        BRANCH


                                      By: /s/ Susan M. O'Connor
                                          ----------------------------------
                                          Title: Director




                                      By: /s/ Joel D. Makowsky
                                          ----------------------------------
                                          Title: Assistant Vice President

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                                      KEYBANK NATIONAL ASSOCIATION



                                      By: /s/ Karen A. Lee
                                          ----------------------------------
                                          Title: Vice President




                                      WELLS FARGO BANK, N.A.



                                      By: /s/ Edith R. Lim
                                          ----------------------------------
                                          Title: Vice President


                                      By: /s/ Gene Fuentes
                                          ----------------------------------
                                          Title: Assistant Vice President




                                      UNION BANK OF CALIFORNIA, N.A.



                                      By: /s/ Cecilia M. Valente
                                          ----------------------------------
                                          Title: Senior Vice President